UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    _________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 15, 2004



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


          Kentucky                    0-20372                    61-0875371
 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)


10140 Linn Station Road, Louisville, Kentucky                     40223
(Address of principal executive offices)                        (Zip code)

                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

     On October 15, 2004, Res-Care, Inc. issued a press release to announce that it has created an International Operations unit under the Company's Division for Training Services. Res-Care also announced the award of two contracts to this unit to provide vocational assessment, training and job placement services for Iraqi citizens under a contract with the United States Agency for International Development and for landmine survivors in Jordan under a contract with a non-governmental organization. A copy of the press release is included as
Exhibit 99.1 to this report.

Item 9.01 Financial Statements & Exhibits.

   Exhibit Number    Description of Exhibit
   --------------    ----------------------
       99.1          Press release dated October 15, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 RES-CARE, INC.



Date: October 15, 2004                           By  /s/ Ronald G. Geary
                                                     ---------------------------
                                                     Ronald G. Geary
                                                     Chairman, CEO and President

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
-------         -----------------------

 99.1           Copy of press release issued by the Company on October 15, 2004.